Janus Aspen Series

Janus Henderson Flexible Bond Portfolio

Supplement dated May 17, 2024

to Currently Effective Prospectuses

Effective June 1, 2024, John Lloyd will join Michael Keough and Greg Wilensky as a Co-Portfolio Manager of Janus Henderson Flexible Bond Portfolio (the “Portfolio”).

Accordingly, effective June 1, 2024, the prospectuses for the Portfolio are amended as follows:

1.	Under “Management” in the Portfolio Summary section of the Portfolio’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio Management: Michael Keough is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since December 2015. John Lloyd is Co-Portfolio Manager of the Portfolio, which he has co-managed since June 2024. Greg Wilensky, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since February 2020.

2.	Under “Portfolio Management” in the Management of the Portfolios section of the Portfolio’s prospectuses, the following information replaces the corresponding information in its entirety:

Flexible Bond Portfolio

Co-Portfolio Managers Michael Keough, John Lloyd, and Greg Wilensky are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the others.

Michael Keough is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since December 2015. Mr. Keough is also Portfolio Manager of other Janus Henderson accounts. He holds a Bachelor of Science degree in Business/Management from the United States Air Force Academy.

John Lloyd is Lead, Multi-Sector Credit Strategies of Janus Henderson Investors. He is Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since June 2024. Mr. Lloyd is also Portfolio Manager of other Janus Henderson accounts. He joined the Adviser as a research analyst in January 2005. He holds a Bachelor of Arts degree in Economics from the University of Michigan and a Master of Business Administration degree from the Tuck School of Business at Dartmouth College.

Greg Wilensky, CFA, is Head of U.S. Fixed-Income of Janus Henderson Investors. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since February 2020. Mr. Wilensky is also Portfolio Manager of other Janus Henderson accounts. Prior to joining the Adviser in January 2020, he was Director and Lead Portfolio Manager of the U.S. Multi-Sector Fixed Income team at AllianceBernstein since 2007. Mr. Wilensky holds a Bachelor of Science degree in Business Administration from Washington University and a Master of Business Administration degree from the University of Chicago. He holds the Chartered Financial Analyst designation.

Please retain this Supplement with your records.

Janus Aspen Series

Janus Henderson Flexible Bond Portfolio

Supplement dated May 17, 2024

to Currently Effective Statements of Additional Information

Effective June 1, 2024, John Lloyd will join Michael Keough and Greg Wilensky as a Co-Portfolio Manager of Janus Henderson Flexible Bond Portfolio (the “Portfolio”).

Accordingly, effective June 1, 2024, the statements of additional information (the “SAIs”) for the Portfolio are amended as follows:

1.

Under “Janus Henderson Portfolio Management” in the Trustees and Officers section of the Portfolio’s SAIs, the following information replaces the corresponding information in the table under the heading “Other Accounts Managed”:

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

John Lloyd(11)*	Number of Other Accounts Managed Assets in Other Accounts Managed	1 $3,829.99M	3 $346.73M	29 $2,556.07M
(11)

Effective June 1, 2024, John Lloyd was appointed Co-Portfolio Manager of Flexible Bond Portfolio. This information does not reflect other accounts that Mr. Lloyd was appointed to manage concurrent with his appointment as Co-Portfolio Manager of the Portfolio.

*	As of March 31, 2024.

2.	Under “Ownership of Securities” in the Trustees and Officers section of the Portfolio’s SAIs, the following sentence is added:

To the best knowledge of the Trust, Mr. Lloyd does not directly or beneficially own any outstanding Shares of the Portfolio as of March 31, 2024.

Please retain this Supplement with your records.